UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2005

SMART ONLINE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32634	95-4439334
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2530 Meridian Parkway, 2nd Floor Durham, North Carolina (Address of principal executive offices)	27713 (Zip Code)

Registrant’s telephone number, including area code: (919) 765-5000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Smart Online’s Bylaws provide for two types of officers, - officers and executive officers. Effective November 9, 2005, Smart Online restructured its management team to more efficiently manage and oversee the operations and integration of Smart Online and its newly acquired subsidiaries, iMart and Computility. No new management personnel were added to Smart Online’s management team and no personnel were terminated, although both our iMart and Computility subsidiaries acquired the former Computility and iMart employees, including Gary Mahieu who is chief operating officer of iMart. This reorganization was solely designed to clarify the duties and responsibilities of each officer. In connection with the management reorganization, the following individuals were appointed as executive officers of Smart Online with each holding the positions indicated opposite their names:

President and Chief Executive	OfficerDennis Michael Nouri
Executive Vice President	Henry Nouri
Chief Operating Officer	Tom Furr
Chief Technology Officer	Anil Kamath
General Counsel and Secretary	Joan Keston
Chief Financial Officer	Scott Whitaker

Michael Nouri and Henry Nouri are brothers.

The primary difference between officers and executive officers under Smart Online’s Bylaws is that executive officers are in line to take over the duties of other executive officers should an executive officer be unable to perform his or her duties. For purposes of Smart Online’s Bylaws, the Board determined that in the event the Chief Executive Officer or any other officer is unable to fulfill his or her duties, the officer next on the list set forth above will replace the Chief Executive Officer or such other officer in fulfilling the duties of that office to the extent he or she is able to do so.

The following individuals were appointed vice president. They are officers under Smart Online’s Bylaws, but they are not executive officers for purposes of Smart Online’s Bylaws. The term “executive officer” in the Bylaws of Smart Online does not necessarily correspond to the term “executive officer” in Securities and Exchange Commission laws, rules and regulations and both executive officers and officers will be evaluated for SEC reporting purposes based on their duties and powers and not on the basis of the definition in Smart Online’s Bylaws. They hold the positions listed opposite their names below:

Vice President, Internet Development	Jose Collazo
Vice President, Marketing & Business Development	Gary McGrath
Vice President, Sales	Robert Jennings
Vice President, Compliance	Kevin Gribbon

Joan A. Keston continues as the Secretary of Smart Online and Ronna Loprete continues as the Assistant Secretary. There has been no change to the employment agreements or compensation of any executive officer or any officer of Smart Online in connection with the reorganization of the management team. Copies of employment agreements are on file with the Securities and Exchange Commission for the following personnel. Michael Nouri, Henry Nouri, Anil Kamath and Jose Collazo.

Thomas Furr, who was appointed Chief Operating Officer of the Company is a member of the Board of Directors of the Company. He has been Vice President, Sales of the Company since 2001. From 1999 until 2001, Mr. Furr was with Plurimus Corporation, where he managed Plurimus’ southeast direct sales efforts.

Effective April 1, 2004, covering employment commencing as of June 1, 2004, the Company and Mr. Furr entered into an employment agreement, which was amended on November 9, 2005, providing for his appointment as Chief Operating Officer with a base salary of $136,800. The employment agreement has a termination date of December 31, 2005, but it will be automatically extended for an additional one-year term, unless either the Company or Mr. Furr provides the other with written notice of intention not to renew at least thirty (30) days prior to the end of the term or of any renewal period. The employment agreement requires the Company to make a severance payment to Mr. Furr in an amount equal to three (3) months of base salary, if either the Company terminates Mr. Furr’s employment without cause (as defined in the employment agreement) or if Mr. Furr terminates his employment for “good reason” (as defined in the employment agreement). Mr. Furr’s agreement contains non-competition and non-solicitation provisions. A copy of the employment agreement is incorporated by reference as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit Number	Exhibit Description	Form	File Number	Exhibit Number	Filing Date	Filed Herewith
99.1	Employment Agreement dated 04/01/04 with Michael Nouri	SB-2* Amendment 1	333-119385	10.8	11/24/04
99.2	Employment Agreement dated 04/01/04 with Henry Nouri	SB-2* Amendment 1	333-119385	10.9	11/24/04
99.3	Employment Agreement dated 05/01/04 with Jose Collazo	SB-2* Amendment 1	333-119385	10.11	11/24/04
99.4	Employment Agreement dated 05/01/04 with Anil Kamath	SB-2* Amendment 1	333-119385	10.12	11/24/04
99.5	Employment Agreement dated 10/17/05 with Gary Mahieu	Current report of Form 8-K	001-32634	2.2	10/24/05
99.6	Employment Agreement dated 04/01/04 with Thomas Furr					X
99.7	Amendment No. 1 dated 11/09/05 to Employment Agreement with Thomas Furr					X

*Form SB-2 was later converted to Form S-1 by post-effective amendment No. 1

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMART ONLINE, INC.

November 15, 2005	By: /s/ Michael Nouri
Name: Michael Nouri
Title: President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Description	Form	File Number	Exhibit Number	Filing Date	Filed Herewith
99.1	Employment Agreement dated 04/01/04 with Michael Nouri	SB-2* Amendment 1	333-119385	10.8	11/24/04
99.2	Employment Agreement dated 04/01/04 with Henry Nouri	SB-2* Amendment 1	333-119385	10.9	11/24/04
99.3	Employment Agreement dated 05/01/04 with Jose Collazo	SB-2* Amendment 1	333-119385	10.11	11/24/04
99.4	Employment Agreement dated 05/01/04 with Anil Kamath	SB-2* Amendment 1	333-119385	10.12	11/24/04
99.5	Employment Agreement dated 10/17/05 with Gary Mahieu	Current report of Form 8-K	001-32634	2.2	10/24/05
99.6	Employment Agreement dated 04/01/04 with Thomas Furr					X
99.7	Amendment No. 1 dated 11/09/05 to Employment Agreement with Thomas Furr					X

*Form SB-2 was later converted to Form S-1 by post-effective amendment No. 1

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